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                                                                    EXHIBIT 10.3


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SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

               LICENSE AND INTELLECTUAL PROPERTY ACCESS AGREEMENT


         This License and Intellectual Property Access Agreement (the "Agreement") dated the 31st day of July 2001 is by and between Becton, Dickinson and Company, a corporation organized and existing under the laws of New Jersey and having a place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417 ("BD") and TriPath Imaging, Inc., a corporation organized and existing under the laws of Delaware and having its principal office at 780 Plantation Drive, Burlington, North Carolina 27215 ("TriPath").

                                  INTRODUCTION

         1. BD has agreed to purchase a certain number of shares of TriPath stock by means of a certain Stock Purchase Agreement to be executed concurrently herewith; and

         2. BD desires to receive from TriPath, and TriPath desires to grant to BD, a license in and to, and access to, certain intellectual property rights owned by TriPath.

         NOW, THEREFORE, BD and TriPath agree as follows:

                                    Article I
                                   Definitions

         When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I:

         Section 1.1 "Agreement" means this agreement and any exhibits, attachments or addenda hereto, and any renewals or extensions of this agreement.

         Section 1.2 "BD" includes all of the divisions, subsidiaries and Affiliates of BD.

         Section 1.3 "Effective Date" means the date on which the last of the conditions set forth in Article XI of that certain development agreement by and among BD, TriPath Oncology, Inc. and TriPath dated on even date herewith shall have been fulfilled or waived.

         Section 1.4 "TriPath Intellectual Property" means any information (including without limitation any clinical trial data and information and data relating to any submissions to any regulatory agencies), copyrights, trade secrets, data, trademarks, software and patent rights in any way related to [*****] products that are owned or controlled by TriPath at any time during the term of this Agreement.



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         Section 1.5       "Field" means all aspects of clinical trials and
regulatory submissions for [*****], or any successor BD instrument thereto, solely with the TriPath's [*****].

         Section 1.6 "Stock Purchase Agreement" means that certain stock purchase agreement by and between TriPath and BD executed on even date herewith.

         Section 1.7 "TriPath" includes all of the divisions, subsidiaries and Affiliates of TriPath.

                                   Article II
                                     Grants

         Section 2.1       Grant and Access to BD.

                  Subject to the terms and conditions of this Agreement, and to the extent TriPath has the right to do so, TriPath hereby grants to BD a [*****] right and license, with the right to grant sublicenses with TriPath's written consent [*****], in and to the TriPath Intellectual Property solely for use in the Field. Such right and license includes TriPath's covenant and commitment to permit BD access to originals and copies of all tangible manifestations of TriPath Intellectual Property solely for use in the Field.

         Section 2.2       Grant to TriPath.

                  To the extent that it has the right to do so, BD hereby grants to TriPath a [*****], with the right to grant sublicenses with BD's written consent (such consent not to be unreasonably withheld or delayed), to any inventions, discoveries, or improvements (whether or not patentable) that are derived directly from the use of TriPath Intellectual Property in the Field by BD's employees, consultants or agents, to make, use, offer to sell, sell and import products, and provide services inside and outside of the Field. This Section shall not be interpreted to imply the grant by BD of any right in or to intellectual property that exists prior to the Effective Date or intellectual property that is not directly derived from the use of TriPath Intellectual Property in the Field.

                                   Article III
                              Regulatory Covenants

         Section 3.1       Covenants of TriPath Regarding Regulatory Filings.

                  (a) TriPath hereby agrees and covenants during the term of this Agreement that if BD seeks any regulatory approval relating to the practice of [*****] with the [*****], or any successor BD instrument, [*****] product, then TriPath will consider concurrently seeking to amend its regulatory approval relating to such [*****] products to be consistent with, and acknowledge, the BD regulatory submission.

                  (b) TriPath hereby agrees and covenants that during the term of this Agreement and during the time period that BD has the regulatory approval referenced in (a) above, TriPath will not amend any regulatory approvals relating to [*****] products without first providing BD written notification of such amendment to enable BD to amend any of its corresponding regulatory filings, submissions and/or approvals.



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                  (c)      TriPath hereby agrees and covenants that during the
term of this Agreement and during the time period during which BD is conducting clinical trials for purposes of obtaining the regulatory approval referenced in
(a) above and during the time period that BD has such regulatory approval, TriPath will provide BD with prior written notification of any proposed changes to its [*****] products, such notification to enable BD to perform any testing necessary to amend or supplement its regulatory filings, submissions and/or approvals relating to the practice of [*****] any successor BD instrument [*****].

                                   Article IV
                          Intent to Co-Market Products

         Section 4.1 Possible Co-Marketing Agreement. TriPath and BD hereby express their intent to negotiate in good faith an agreement pursuant to which the Parties would co-market TriPath's [*****] products and the [*****], or any successor BD instrument, provided that any clinical trials that BD may undertake using TriPath Intellectual Property in the Field yield results that the Parties believe would be sufficient to support a regulatory submission.

                                    Article V
                              Term and Termination

         Section 5.1 Term. This Agreement shall remain in effect for a period ending on the earlier of: (a) the expiration date of the last to expire of all rights in and to the TriPath Intellectual Property; (b) the date on which all rights in and to the TriPath Intellectual Property have been finally adjudicated to be invalid and/or unenforceable in an action that may not be appealed or for which the time period to bring an appeal has expired; (c) the [*****] anniversary of the Effective Date if BD has not sought regulatory approval relating to the practice of nucleic acid based testing with the [*****] System, or any successor BD instrument, with an [*****] product; (d) the [*****] anniversary of the Effective Date if BD has not received regulatory approval relating to the practice of [*****] System, or any successor BD instrument, with [*****] product; (e) the date of termination of this Agreement in accordance with Section 5.2, 5.3 or 5.4.

         Section 5.2 BD's Right to Terminate. BD may, at any time, without cause, terminate this Agreement upon [*****] prior written notice to TriPath. Upon such a termination by BD, all rights granted to BD herein shall immediately terminate, and the rights granted to TriPath under Section 2.2 shall survive.

         Section 5.3 Breach. Termination for Default or Breach. This Agreement may be terminated by either party upon default or breach of a material obligation or condition by the other, such termination being effective [*****] after receipt by the alleged defaulting or breaching party of written notice of such termination pursuant to this Section specifying the default or breach; provided, however, that if the default or breach is cured or shown to the reasonable satisfaction of the non-breaching party to be non-existent within the [*****] period after receipt of written notice, the notice shall be deemed automatically withdrawn and of no effect. If the parties do not agree on whether a default or breach is of a "material" obligation or condition, then the parties shall resolve such a dispute in accordance with



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Article VIII of this Agreement, and no termination shall occur unless such breach is determined to be of a "material" obligation or condition in accordance with the dispute resolution procedures of Article VIII.

         Section 5.4 Bankruptcy. In the event that BD shall make an assignment for the benefit of creditors or voluntarily or involuntarily file a petition for bankruptcy or reorganization, TriPath shall have the right to terminate this Agreement effective immediately upon written notice, but without prejudice to any other rights.

         Section 5.5 Surviving Rights. Upon termination, the parties hereto will have no further obligations to each other or rights except for those obligations or rights accrued or effective pursuant to Section 2.2, Article VI and Section 7.5 of this Agreement that shall survive termination.

                                   Article VI
                                 Confidentiality

         Section 6.1 Confidential Information. All Confidential Information disclosed by a Party to the other Party during the term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party, and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

                  (a) was known or used by the receiving Party prior to its date of disclosure to the receiving Party; or

                  (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party rightfully in possession of the Confidential Information and not bound by confidentiality obligations to the disclosing party; or

                  (c) either before or after the date of the disclosure to the receiving Party is or becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no breach hereof on the part of the receiving Party or its sublicensees; or

                  (d) is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information; or

                  (e) is required to be disclosed by the receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving Party provides prior written notice of such disclosure to the disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

         Section 6.2       Disclosure of Provisions of Agreement.

                  (a) Each Party agrees to hold as confidential the terms of this Agreement except that each Party shall have the right to disclose such terms to potential investors and other third parties in connection with financing activities, provided that any such third party has entered into a written obligation with the disclosing Party to treat such information and materials as confidential. At the


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request of the other Party, the disclosing Party shall use commercially reasonable efforts to enforce such obligations against such third parties.

                  (b) In the event that this Agreement shall be included in any report, statement or other document filed by either Party or an Affiliate of either Party with the SEC, such Party shall use, or shall cause its Affiliate, as the case may be, to use, reasonable efforts to obtain confidential treatment from the SEC of any financial information or other information of a competitive or confidential nature, and shall include in such confidentiality request such provisions of this Agreement as may be reasonably requested by the other Party.

         Section 6.3 Employee and Advisor Obligations. BD and TriPath each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party's Affiliates, who have a need to know, provided that such employees, consultants and advisors agree to treat such information and materials as confidential.

         Section 6.4 Term. All obligations of confidentiality imposed under this Article VI shall expire [*****] following termination or expiration of this Agreement.

                                   Article VII
                         Representations and Warranties

         Section 7.1 Representations of Authority. BD and TriPath each represents and warrants to the other that as of the date hereof and the Effective Date, it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement. TriPath represents and warrants to BD that it has the right to grant the licenses granted pursuant to this Agreement. BD and TriPath each represents and warrants that (a) the execution, delivery and performance by it of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and (b) this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable in accordance with its terms.

         Section 7.2 Consents. BD and TriPath each represents and warrants that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained.

         Section 7.3 No Conflict. BD and TriPath each represents and warrants that the execution and delivery of this Agreement, and the performance of such Party's obligations (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and shall not conflict with, violate or breach or constitute a default (with or without the giving of notice or lapse of time, or both) or require any consent under, any contractual obligations of such Party or order, judgement or decree to which such Party or any of its assets are bound, except such consents as shall have been obtained prior to the date hereof or the Effective Date.



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         Section 7.4       Third Party Rights. TriPath represents and warrants
that, as of the date hereof and as of the Effective Date, there is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the knowledge of TriPath, threatened, that challenges the rights of TriPath in respect of TriPath Intellectual Property.

         Section 7.5 No Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN OR IN THE STOCK PURCHASE AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT LICENSED PRODUCTS OR LICENSED SERVICES WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF DEVELOPED, WILL HAVE COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH HEREIN OR IN THE STOCK PURCHASE AGREEMENT, TRIPATH MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, CONCERNING THE TRIPATH INTELLECTUAL PROPERTY, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN NO EVENT SHALL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

                                  Article VIII
                               Dispute Resolution

         Section 8.1 Alternative Dispute Resolution. Any controversy, claim or dispute arising out of or relating to Section 5.3 of this Agreement that has not been resolved by the Parties within [*****] of first written notice of such controversy by one Party to the other, may be referred by either party to the Chief Executive Officers or other designated corporate officers of the Parties for resolution. If such referred controversy has not been resolved by the Chief Executive Officers or other designated corporate officers within [*****] of referral thereto by a Party, or if the Chief Executive Officers or other designated corporate officers fail to meet within such [*****], then either BD or TriPath may initiate an Alternative Dispute Resolution ("ADR") proceeding as provided in Exhibit A hereto. The Parties shall have the right to be represented by counsel in such a proceeding.

         Section 8.2 No Limitation. Notwithstanding the foregoing, nothing in this Article VIII shall be construed as limiting in any way the right of a Party to bring suit with respect to any matter relating to this Agreement or to seek injunctive or other equitable relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.



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                                   Article IX
                            Miscellaneous Provisions

         Section 9.1 Governing Law. This Agreement shall be construed and the respective rights of the Parties determined (including in any arbitration proceeding under Article VIII) according to the substantive laws of the State of Delaware notwithstanding the provisions governing conflict of laws under such Delaware law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods, the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

         Section 9.2 Assignment. Neither BD nor TriPath may assign this Agreement in whole or in part without the consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either Party may assign this Agreement in whole or in part without the consent of the other Party in the event of a Change of Control. For the purposes of this
Section 9.2, "Change of Control" shall mean (a) a merger, consolidation or other transaction or series of related transactions as a result of which persons who were shareholders of a Party immediately prior thereto would not immediately thereafter beneficially own (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934) at least fifty percent (50%) of the combined voting power of such Party or the surviving entity immediately after such transaction; or (b) any one person or group, as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than any trustee or other fiduciary holding securities under an employee benefit plan of such Party), together with any of such person's "affiliates" or "associates", as such terms are used in the Exchange Act, becoming the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) any sale of all or substantially all of the assets of such Party relating to the subject matter of this Agreement, in one or a series of related transactions.

         Section 9.3 Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.


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         Section 9.4       Notices.

         Notices to BD shall be addressed to:

                  BD Diagnostic Systems
                  7 Loveton Circle
                  Sparks, Maryland 21152
                  Attn:  Vice President, Business Development
                  Telecopy No.: 1-410-316-4509

with a copy to:

                  Becton, Dickinson and Company
                  1 Becton Drive
                  Franklin Lakes, New Jersey 07417
                  Attn: Vice President and Chief Intellectual Property Counsel Telecopy No.: 1-201-848-9228

         Notices to TriPath shall be addressed to:

                  TriPath Imaging, Inc.
                  780 Plantation Drive
                  Burlington, North Carolina 27215
                  Attn:  Paul Sohmer, M.D.

         with a copy to:

                  Palmer & Dodge LLP
                  One Beacon Street
                  Boston, Massachusetts 02108
                  Attention:  Steven N. Farber, Esq.
                  Telecopy No.: 1-617-227-4420

         Either Party may change its address by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission with an original to be followed the same day via a reputable overnight courier service, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.


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         Section 9.5       Force Majeure. No failure or omission by the Parties
in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued after the Effective Date by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

         Section 9.6 Public Announcements. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the Parties in advance of such announcement as set forth herein. Either Party may make such public announcements with respect hereto. The Parties agree that any such announcement shall not contain Confidential Information and, if disclosure of Confidential Information is required by law or regulation, shall make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party with a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the others with an advance copy of any public announcement at least [*****] prior to the scheduled disclosure. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, provided that such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of substantially similar information that has previously been disclosed. Except as otherwise required by law, the Party whose public announcement has been reviewed shall remove or revise any information the reviewing Party reasonably deems to be inappropriate for disclosure.

         Section 9.7 Independent Contractors. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either BD or TriPath to act as agent for the other.

         Section 9.8 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against any Party.

         Section 9.9 Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.



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         Section 9.10      No Implied Waivers; Rights Cumulative. No failure on
the part of BD or TriPath to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         Section 9.11 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

         Section 9.12 Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                           BECTON, DICKINSON AND COMPANY


                           By:              /s/ Vincent A. Forlenza
                                    --------------------------------------------
                           Name:            Vincent A. Forlenza
                                    --------------------------------------------
                           Title:     Sr. Vice President - Technology, Strategy
                                    --------------------------------------------
                                    and Development
                                    --------------------------------------------


                           TRIPATH IMAGING, INC.


                           By:              /s/ Paul R. Sohmer, M.D.
                                    --------------------------------------------
                           Name:            Paul R. Sohmer, M.D.
                                    --------------------------------------------
                           Title:           President and Chief Executive Office
                                    --------------------------------------------




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                                    Exhibit A
                    Alternative Dispute Resolution Procedures

         [*****]



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